Exhibit (m)(2)

APPENDIX A TO DISTRIBUTION AND SERVICE PLAN

BLACKROCK FUNDS II

Name of Portfolio	Class of Shares	Distribution Fee	Service Fee
BlackRock Aggressive Growth Prepared Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

BlackRock Conservative Prepared Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

BlackRock Core Bond Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%
	BlackRock	0%	0%

BlackRock Floating Rate Income Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%
	Investor C1	.50%	.25%

BlackRock Global Dividend Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%

Name of Portfolio	Class of Shares	Distribution Fee	Service Fee

BlackRock GNMA Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

BlackRock Growth Prepared Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

BlackRock High Yield Bond Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor B1	.50%	.25%
	Investor C	.75%	.25%
	Investor C1	.55%	.25%
	R	.25%	.25%

BlackRock Inflation Protected Bond Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

BlackRock International Bond Portfolio	Institutional	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%
	BlackRock	0%	0%

BlackRock Investment Grade Bond Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

Name of Portfolio	Class of Shares	Distribution Fee	Service Fee

BlackRock Low Duration Bond Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor A1	0%	.10%
	Investor B	.75%	.25%
	Investor B3	.65%	.25%
	Investor C	.75%	.25%
	Investor C2	.30%	.10%
	Investor C3	.65%	.25%
	R	.25%	.25%

BlackRock Moderate Prepared Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

BlackRock Multi-Asset Income Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%

BlackRock Secured Credit Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%

BlackRock Strategic Income Opportunities Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%

BlackRock U.S. Government Bond Portfolio	Institutional	0%	0%
	BlackRock	0%	.0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor B1	.50%	.25%
	Investor C	.75%	.25%
	Investor C1	.55%	.25%
	R	.25%	.25%

Name of Portfolio	Class of Shares	Distribution Fee	Service Fee
LifePath® Active 2015 Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%
	K	0%	0%

LifePath® Active 2020 Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%
	K	0%	0%

LifePath® Active 2025 Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%
	K	0%	0%

LifePath® Active 2030 Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%
	K	0%	0%

LifePath® Active 2035 Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%
	K	0%	0%

LifePath® Active 2040 Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%
	K	0%	0%

LifePath® Active 2045 Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%
	K	0%	0%

LifePath® Active 2050 Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%
	K	0%	0%

LifePath® Active 2055 Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%
	K	0%	0%

“BlackRock Funds II” and “Trustees of BlackRock Funds II” refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated April 26, 2007 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of “BlackRock Funds II” entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

Agreed to and accepted as of February , 2014.

BLACKROCK FUNDS II

By:
Name:
Title: